Praxis Mutual Funds

Praxis International Index Fund

Supplement dated September 12, 2017 (“Supplement”) to the

Summary Prospectus and Prospectus dated April 30, 2017

This Supplement contains new and additional information and should be read in connection with your

Summary Prospectus and Prospectus.

NOTICE OF CHANGE IN PORTFOLIO MANAGEMENT

Michael Branch has replaced Patrick Geddes as co-portfolio manager of the Praxis International Index Fund (the “Fund”). Accordingly,

(i)	All information regarding Mr. Geddes is hereby deleted.

(ii)	The section titled “Portfolio Managers” in the Fund’s Summary Prospectus and the section titled “Praxis International Index Fund – FUND MANAGEMENT – Portfolio Managers” in the Prospectus are deleted in their entirety and replaced with the following:

Portfolio Managers

Ran Leshem, Chief Investment Officer, has managed the Fund since December 31, 2010.

Michael Branch, CFA, Senior Portfolio Manager and Manager of Portfolio Research, has managed the Fund since September 1, 2017.

(iii)	The section titled “Fund Management – Portfolio Managers – International Index Fund” in the Prospectus is deleted in its entirety and replaced with the following:

Ran Leshem— Ran Leshem was named chief investment officer of Aperio Group in 2014 and previously served as head of portfolio management and operations since 2009. He joined Aperio in 2006 as an assistant portfolio manager and became a portfolio manager in 2008. Prior to joining Aperio, Mr. Leshem was manager of operating strategy at the GAP, Inc. He has extensive expertise in applying quantitative techniques and information technology to operational problems. Mr. Leshem received a Bachelor’s degree in Mathematics from the University of Waterloo, Canada, where he received the Hewlett Packard Award for academic excellence, and his Masters in Business Administration from University of California, Berkeley.

Michael Branch, CFA— Michael Branch is a Senior Portfolio Manager and Manager of Portfolio Research at Aperio. He is responsible for leading the research efforts that support the implementation and enhancement of existing strategies as well as new strategy development. He received his BS in Finance from the University of Arizona. He holds the Chartered Financial Analyst designation and is a member of the CFA Society of San Francisco.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

Praxis Mutual Funds

Supplement dated September 12, 2017 (“Supplement”) to the

Statement of Additional Information dated April 30, 2017

This Supplement contains new and additional information and should be read in connection with your

Statement of Additional Information.

NOTICE OF CHANGE IN PORTFOLIO MANAGEMENT

Michael Branch has replaced Patrick Geddes as co-portfolio manager of the Praxis International Index Fund (the “Fund”). Accordingly,

(i)	All information regarding Mr. Geddes is hereby deleted.

(ii)	The first paragraph and table that immediately follows in the section titled “MANAGEMENT OF THE COMPANY—Portfolio Managers—Aperio” in the Statement of Additional Information are deleted in their entirety and replaced with the following:

The portfolio managers of Aperio primarily responsible for the day-to-day management of the International Index Fund’s investments are Ran Leshem and Michael Branch. In addition, Messrs. Leshem and Branch manage other accounts on behalf of the Sub-Adviser. The tables below indicate the accounts over which each has day-to-day investment responsibility. The information in the tables is as of June 30, 2017.

Other Accounts Managed

Registered Investment Companies: 4 with total assets of $631.0 million

Other Pooled Investment Vehicles: 1 with total assets of approximately $155 million

Other Accounts: 3,659 accounts with total assets of approximately $18.3 billion

(iii)	The sixth paragraph and the table that immediately follows in the section titled “MANAGEMENT OF THE COMPANY—Portfolio Managers—Aperio” in the Statement of Additional Information are deleted in their entirety and replaced with the following:

The following table sets forth the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of June 30, 2017:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Managed by the Portfolio Manager
Dale Snyder	Value Index Fund: $10,001 - $50,000 Growth Index Fund: $10,001 - $50,000 Small Cap Index Fund: None
Benjamin Bailey	Impact Bond Fund: $10,001 - $50,000
Delmar King	Impact Bond Fund: Over $100,000
Ran Leshem	International Index Fund: None
Michael Branch	International Index Fund: None

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE